Statements of Changes in Net Assets Available for Benefits - EBP 334 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
ADDITIONS AND INVESTMENT INCOME:
Participants’ contributions	$ 23,212,796	$ 22,750,583
Employer contributions	26,746,999	27,221,699
Rollover contributions	24,372,329	5,066,299
Interest income on notes receivable from participants	420,287	360,617
Change in Plan Interest in Bunge Defined Contribution Master Trust	86,415,325	62,300,739
Total Additions to Net Assets, Including Total Investment Income	161,167,736	117,699,937
DEDUCTIONS:
Benefits paid to participants	77,509,441	40,340,921
Administrative expenses	159,953	86,938
Total Deductions from Net Assets	77,669,394	40,427,859
INCREASE IN NET ASSETS	83,498,342	77,272,078
NET ASSETS AVAILABLE FOR BENEFITS — Beginning of year	534,913,161	457,641,083
NET ASSETS AVAILABLE FOR BENEFITS — End of year	$ 618,411,503	$ 534,913,161